EXECUTION COPY

                                 AMENDMENT NO. 7
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      AGREEMENT made as of this 29th day of January 2004, by and among:

      MEDIABAY, INC. (formerly known as Audio Book Club, Inc.), a Florida corporation ("MEDIABAY"), RADIO SPIRITS, INC., a Delaware corporation ("RADIO SPIRITS") and AUDIO BOOK CLUB, INC., a Delaware corporation ("AUDIO BOOK CLUB", collectively with MediaBay and Radio Spirits, the "BORROWERS" and each individually, a "BORROWER");

      The banks, financial institutions and other institutional lenders which have executed the signature page annexed thereto (each individually, a "LENDER PARTY" and collectively, the "LENDER PARTIES"); and

      ING CAPITAL LLC, as Issuing Bank and as administrative agent for the Lender Parties (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

      WHEREAS:

      (A) The Borrowers are indebted to the Lender Parties pursuant to an Amended and Restated Credit Agreement dated April 30, 2001 (as previously amended, modified or supplemented and as it is hereby and as it may hereafter from time to time be amended, modified or supplemented, the "CREDIT AGREEMENT");

      (B) The Borrowers have requested and the Lender Parties have agreed, upon the terms and conditions set forth herein, to modify certain definitions, covenants and other terms thereof;

      (C) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein; NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT

      This Amendment No. 7 to Amended and Restated Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment No. 7 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article V hereof, in the following respects:


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

      1.1 The definition of "REVOLVING CREDIT TERMINATION DATE" set forth in
Article 1 of the Credit Agreement is amended and restated to read in its entirety as follows:

      "REVOLVING CREDIT TERMINATION DATE" means September 30, 2004. In the event that at any time prior to April 15, 2004, (I) either (i) the maturity date of the $3,200,000 principal and convertible promissory note issued to ABC Investment, L.L.C. due December 31, 2004 (the "ABC INVESTMENT NOTE,") is extended to June 30, 2005 or later, or (ii) the ABC Investment Note is no longer outstanding due to the conversion of such ABC Investment Note to equity interests of the Borrower pursuant to the terms thereof, and (II) either (i) the maturity dates of the $1,065,000 aggregate principal promissory notes due October 30, 2004 (the "OCTOBER 2003 NOTES") are extended to June 30, 2005 or later, or (ii) the October 2003 Notes are no longer outstanding due to the prepayment or such October 2003 Notes in compliance with the provisions of this Agreement, such Revolving Credit Termination Date shall be automatically extended to March 31, 2005; provided, however, that (i) Administrative Agent shall have received prior written notice that the requirements of clauses (I) and (II) above will be met, such notice to include a detailed description of the proposed action to be taken in satisfaction of clauses (1) and (II) above (i.e. whether clause (i) or clause (ii) thereof will be met), (ii) Administrative Agent shall have received written confirmation that the requirements of clauses
      (I) and (II) above have been met, (iii) the satisfaction of the requirements of each of clauses (I) and (II) above shall be effective no later than April 15, 2004 and (iv) no Default or Event of Default shall have occurred or be continuing.

      1.2 Section 2.4(a) of the Credit Agreement, "REPAYMENT OF ADVANCES", is amended by deleting the table set forth therein and replacing it with the table set forth below:

--------------------------------------------------------------------------------
                   Date                                              Amount
--------------------------------------------------------------------------------
Each of July 31, 2002 and the last day of each month                $150,000
thereafter through and including August 31, 2002
--------------------------------------------------------------------------------
Each of September 30, 2002 and the last day of each                 $160,000
month thereafter through and including December
31, 2002
--------------------------------------------------------------------------------
Each of January 31, 2003 and the last day of each                   $170,000
month thereafter through and including March 31,
2003
--------------------------------------------------------------------------------
Each of April 30, 2003 and the last day of each                     $180,000
month thereafter through and including June 30,
2003
--------------------------------------------------------------------------------
July 31, 2003                                                       $190,000
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
                   Date                                                Amount
--------------------------------------------------------------------------------
Each of August 31, 2003 and the last day of each                      $75,000
month thereafter through and including January 31,
2004
--------------------------------------------------------------------------------
Each of February 29, 2004 and the last day of each                  $106,666.67
month thereafter through and including August 31,
2004
--------------------------------------------------------------------------------
September 30, 2004                                                  $853,333.36
--------------------------------------------------------------------------------

"; provided, however, in the event the Revolving Credit Termination Date is extended to March 31, 2005 pursuant to the definition of Revolving Credit Termination Date, the repayments shall be as follows:

--------------------------------------------------------------------------------
                   Date                                                 Amount
--------------------------------------------------------------------------------
Each of July 31, 2002 and the last day of each month                  $150,000
thereafter through and including August 31, 2002
--------------------------------------------------------------------------------
Each of September 30, 2002 and the last day of each                   $160,000
month thereafter through and including December 31,
2002
--------------------------------------------------------------------------------
Each of January 31, 2003 and the last day of each                     $170,000
month thereafter through and including March 31,
2003
--------------------------------------------------------------------------------
Each of April 30, 2003 and the last day of each                       $180,000
month thereafter through and including June 30, 2003
--------------------------------------------------------------------------------
July 31, 2003                                                         $190,000
--------------------------------------------------------------------------------
Each of August 31, 2003 and the last day of each                      $ 75,000
month thereafter through and including January 31,
2004
--------------------------------------------------------------------------------
Each of February 29, 2004 and the last day of each                  $114,285.72
month thereafter through and including March 31,
2005
--------------------------------------------------------------------------------

      1.3 Section 2.6 of the Credit Agreement, "PREPAYMENTS" is amended by adding the following proviso at the end of clause (b)(iii) thereof:

            "provided, however: that with respect to the issuance of that certain unsecured Subordinated Debt pursuant to documentation satisfactory to Administrative Agent in its discretion, which unsecured Subordinated Debt shall be on substantially the same terms and conditions as set forth in the Duncan Capital Proposed Term Sheet dated as of


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

      January 16, 2004 as previously provided to Administrative Agent, or with respect to the issuance referred to in clause (ii) below, terms and conditions satisfactory to Administrative Agent in its sole discretion from which the Borrowers shall receive an aggregate of up to $8,500,000 in net proceeds as follows: (i) not less than $3,000,000 in net proceeds on or prior to January 30, 2004 (THE "JANUARY 2004 DEBT ISSUANCE FIRST INSTALLMENT"), and (ii) up to an additional $5,500,000 in net proceeds on or prior to April 15, 2004 (collectively, with the January 2004 Debt Issuance First Installment, the "JANUARY 2004 DEBT ISSUANCE"), one (1) Business Day following receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from the January 2004 Debt Issuance First Installment (i. e. on the first Business Day following receipt of such Net Cash Proceeds referred to in clause (i) above, which in no event shall be later than January 30, 2004), the Borrowers shall prepay the then outstanding Advances in an amount equal to $1,250,000, to be allocated and applied in equal amounts to the outstanding principal amount of the Revolving Credit Advances of each Lender hereunder, which repayment shall result in an automatic and permanent reduction of the aggregate Revolving Credit Commitments of the Revolving Lenders;"

                                   ARTICLE II
                          CONSENT AND ACKNOWLEDGEMENTS

      2.1 The Lenders and the Administrative Agent hereby consent to the January 2004 Debt Issuance (as defined above) and acknowledge that such January 2004 Debt Issuance constitutes "Subordinated Debt" pursuant to and as defined in the Credit Agreement, including, without limitation, clause (v) of Section 6.2 of the Credit Agreement. The Borrowers and each Loan Party hereby acknowledge that such January 2004 Debt Issuance constitutes "Subordinated Debt" pursuant to and as defined in the Credit Agreement, including, without limitation, clause (v) of
Section 6.2 of the Credit Agreement and clause (b) of Section 6.12 of the Credit Agreement.

      2.2 Notwithstanding anything contained in the Credit Agreement to the contrary, the Lenders and Administrative Agent hereby consent that Borrowers may prepay the October 2003 Notes; provided, that, (i) Borrowers shall receive not less than $6,000,000 in net proceeds in connection with the January 2004 Debt Issuance (which proceeds shall in any event be received no later than April 15, 2004) or in connection with an Equity Issuance as otherwise permitted pursuant to the terms of the Credit Agreement, (ii) Administrative Agent shall have received prior written notice of the proposed prepayment of the October 2003 Notes; (iii) Administrative Agent shall have received a detailed description of the net proceeds received by Borrowers pursuant to the January 2004 Debt Issuance and/or Equity Issuance, as appropriate, prior to such proposed prepayment; and (iv) no Default or Event of Default shall have occurred or be continuing as of the date of such proposed prepayment.

      2.3 The consents contained herein is limited specifically as written to the matter described in this Article II. Nothing contained in this Article II shall be deemed to constitute a waiver, modification or release of any Event of Default or other term or condition under the Credit Agreement. The consents set forth in this Article 11 shall not constitute a consent to or waiver of any other or subsequent actions or matters and shall not prejudice any


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

right, power or remedy which the Administrative Agent or Lender Parties now have or may have in the future in connection with any Loan Document.

                                   ARTICLE III
                                  CERTAIN FEES

      3.1 Certain Fees.

      (a) On and as of the date of this Agreement, Lender Parties shall have fully earned a fee (pro rata based upon each Lender Party's Pro Rata Share of the Revolving Credit Commitment) in an amount equal to $100,000 (the "ADDITIONAL FEE").

      (b) (i) The Additional Fee shall be payable in installments as follows:

            (A) $25,000 shall be paid in full in cash by Borrowers on June 30, 2004 (the "ADDITIONAL FEE FIRST INSTALLMENT"), without any further action, consent or notice from or to Borrowers; provided, however, that, the Additional Fee First Installment shall not be required to be paid, and shall be waived, if on or before June 30, 2004 Borrowers shall have indefeasibly paid in full all Obligations under the Credit Agreement and the other Loan Documents and the Commitments of each Lender Party under the Credit Agreement and the other Loan Documents shall have been terminated;

            (B) $25,000 shall be paid in full in cash by Borrowers on September 30, 2004 (the "ADDITIONAL FEE SECOND INSTALLMENT"), without any further action, consent or notice from or to Borrowers; provided, however, that, the Additional Fee Second Installment shall not be required to be paid, and shall be waived, if on or before September 30, 2004 Borrowers shall have indefeasibly paid in full all Obligations under the Credit Agreement and the other Loan Documents and the Commitments of each Lender Party under the Credit Agreement and the other Loan Documents shall have been terminated;

            (C) $25,000 shall be paid in full in cash by Borrowers on December 31, 2004 (the "ADDITIONAL FEE THIRD INSTALLMENT"), without any further action, consent or notice from or to Borrowers; provided, however, that, the Additional Fee Third Installment shall not be required to be paid, and shall be waived, if either (i) on or before December 31, 2004 Borrowers shall have indefeasibly paid in full all Obligations under the Credit Agreement and the other Loan Documents and the Commitments of each Lender Party under the Credit Agreement and the other Loan Documents shall have been terminated or (ii) the Revolving Credit Termination Date is not extended to March 31, 2005 pursuant to the definition of "Revolving Credit Termination Date"; and

            (D) $25,000 shall be paid in full in cash by Borrowers on March 31, 2005 (the "ADDITIONAL FEE FOURTH INSTALLMENT"), without any further action,


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

      consent or notice from or to Borrowers; provided, however, that, the Additional Fee Fourth Installment shall not be required to be paid, and shall be waived, if either (i) on or before March 31, 2005 Borrowers shall have indefeasibly paid in full all Obligations under the Credit Agreement and the other Loan Documents and the Commitments of each Lender Party under the Credit Agreement and the other Loan Documents shall have been terminated or (ii) the Revolving Credit Termination Date is not extended to March 31, 2005 pursuant to the definition of "Revolving Credit Termination Date".

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      Each Borrower hereby represents and warrants to the Administrative Agent and the Lender Parties that:

      4.1 After giving effect to this Amendment No. 7, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof

      4.2 (a) Each and every one of the representations and warranties set forth in Article 4 of the Credit Agreement is true and correct in all respects as if made on the date hereof, except for (i) such changes which were disclosed in the Company's Form 10-Q for the quarter ended September 30, 2003, (ii) such changes in the ordinary course of business not prohibited by the Credit Agreement, or
(iii) such matters as described in Schedule 1 hereto, as to which matters, in each case with respect to the preceding clauses (i), (ii) and (iii), each Borrower represents and warrants that such items listed in the preceding clauses
(i), (ii) and (iii) would not have a Material Adverse Effect individually or in the aggregate, except that the item listed in the preceding clause (iii) may have a Material Adverse Effect as to the Borrowers' results of operations under clause (a) of the definition of Material Adverse Effect; provided that such Material Adverse Effect does not modify the representations and warranties made in Section 4.2(b) below.

      (b) The matters set forth in Schedule 1 hereto do not and will not (i) affect the Borrowers' compliance with, or cause a breach of, any of the covenants set forth in Article 6, Article 7 and Article 8 of the Credit Agreement with respect to any of the periods covered by the restatement of the financial statements as set forth in Schedule 1 hereto, except for those which have been waived by the Lenders and Administrative Agent in Amendment No. 3 to the Credit Agreement, or (ii) affect the Borrowers' compliance with the covenants set forth in Article 6, Article 7 and Article 8 of the Credit Agreement in future periods.

      4.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 7, and each other agreement, instrument or document contemplated to be executed or delivered by any Borrower, or any other Loan Party pursuant to Amendment No. 7 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 7, as the


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

"AMENDMENT NO. 7 DOCUMENTS") and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the Amendment No. 7 Documents and the consummation of the transactions contemplated hereby.

      4.4 The execution, delivery and performance by each Loan Party of the Amendment No. 7 Documents to which it is a party and the consummation of the transactions contemplated thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not
(a) contravene such Loan Party's charter or bylaws, (b) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties where the conflict, breach or default relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate or otherwise could reasonably be expected to have a Material Adverse Effect, or (d) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

      4.5 This Amendment No. 7 and the other Amendment No. 7 Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of such Loan Party, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and to the extent such enforceability is subject to general principles of equity (whether such enforcement is sought in a proceeding at law or in equity), and (b) that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

      4.6 The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, or the Guaranteed Obligations of the Guarantors signatory hereto, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement as amended hereby.


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

                                    ARTICLE V
                                   CONDITIONS

      The effectiveness of this Amendment No. 7 shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article V, and the date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Lender Parties, and this Amendment No. 7 shall have become effective, shall be herein called the "Effective Date".

      5.1 (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 7 as though made on and as of such date, (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from the taking effect of this Amendment No. 7 or the transactions contemplated hereby, and (c) all of the conditions precedent to the effectiveness of this Amendment No. 7 shall have been satisfied; and the execution and delivery of this Amendment No. 7 constitutes the Borrowers' certification to the Lender Parties and the Administrative Agent as to the truth, accuracy and completeness of the matters set forth in this Section 5.1.

      5.2 The Administrative Agent shall have received copies of resolutions adopted by MediaBay's board of directors, authorizing the execution, delivery and performance of the Amendment No. 7 Documents, and all documents incidental thereto shall be satisfactory to the Administrative Agent, the Lender Parties and their counsel, and each such person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

      5.3 The Borrowers shall have:

            (a) paid to Winston & Strawn LLP counsel to the Administrative Agent, and Richards Spears Kibbe & Orbe LLP, counsel to Ark CLO 2000-1, Limited, all outstanding fees and expenses incurred in connection with this Amendment No. 7 or otherwise; and

            (b) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by any Borrower in connection herewith.

      5.4 Each of the parties hereto shall have executed and delivered this Amendment No. 7 to the Administrative Agent.

      5.5 All proceedings in connection with the transactions contemplated by this Amendment No. 7 and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent, the Lender Parties and their respective counsel, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.


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

                                   ARTICLE VI
              ACKNOWLEDGMENTS, CONFIRMATIONS AND GENERAL AMENDMENTS

      6.1 Each Borrower and each Guarantor hereby acknowledges that (i) the outstanding aggregate principal amount of the Advances as of the date of this Amendment No. 7 is $2,925,000 and (ii) accrued interest on the unpaid principal amount of the Advances has been paid through December 31, 2003.

      6.2 Each of the Guarantors hereby (i) acknowledges and consents to this Amendment No. 7 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 7; (iii) confirms and agrees that, the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrowers to the Lender Parties under the Credit Agreement as amended by this Amendment No. 7; and (iv) confirms and agrees that the Liens and security interests granted by each of them pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Guarantors to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations, which obligations include the obligations of the Borrowers under the Credit Agreement as amended hereby.

      6.3 All references the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

      6.4 The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 7.

      6.5 Each Borrower and each Guarantor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Amendment No. 7; (ii) neither the Lender Parties nor any of their representatives have any fiduciary relationship to any Borrower or any Guarantor and the relationship between the Lender Parties, on the one hand, and the Borrowers and each Guarantor, on the other, is solely that of creditor and debtor; and (iii) no joint venture exists among any of the Lender Parties and any Borrower or any Guarantor.


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

                                   ARTICLE VII
         CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT; RELEASE OF CLAIMS

      The Credit Agreement and the other agreements to which any Borrower is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof', "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 7 and (b) all references in the Credit Agreement and such other agreements to which any Borrower is a party to the "Credit Agreement", "thereto", "thereof', "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 7.

      FOR GOOD AND VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, THE AGREEMENT BY THE LENDER PARTIES TO ENTER INTO THIS AMENDMENT NO. 7, EACH BORROWER, ITS SUBSIDIARIES AND EACH GUARANTOR SHALL RELEASE EACH OF THE LENDER PARTIES AND THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, MEMBERS, AGENTS, EMPLOYEES AND PROFESSIONAL ADVISORS FROM ANY AND ALL CLAIMS (AS DEFINED IN 11 U.S.C. ss.101(5))(EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS") AND ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNT, RECKONINGS, RIGHTS TO LEGAL REMEDIES, RIGHTS TO EQUITABLE REMEDIES, RIGHTS TO PAYMENT AND CLAIMS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES OR TRESPASSES, WHETHER KNOWN OR UNKNOWN, REDUCED TO JUDGMENT, NOT REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, SECURED OR UNSECURED, AND WHETHER ASSERTED OR ASSERTABLE DIRECTLY OR INDIRECTLY OR DERIVATIVELY, IN LAW, EQUITY OR OTHERWISE (EACH A "CAUSE OF ACTION", AND COLLECTIVELY, THE "CAUSES OF ACTION"); PROVIDED, HOWEVER, THAT THE FOREGOING SENTENCE SHALL NOT RELEASE OR AFFECT ANY OBLIGATIONS OF THE LENDER PARTIES SET FORTH IN THIS AMENDMENT NO. 7.

      THE RELEASE SET FORTH ABOVE SHALL APPLY TO EACH CLAIM AND CAUSE OF ACTION THAT ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR EQUITY INTEREST IN ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR OTHER PERSON OR ENTITY, BASED IN WHOLE OR IN PART UPON ANY ACT OR OMISSION, TRANSACTION, AGREEMENT, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE DATE OF THIS AMENDMENT NO. 6 FOR CLAIMS OR LIABILITIES (I) IN RESPECT OF ANY LOAN, ADVANCE OR SIMILAR PAYMENT BY ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY


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

OF THEIR AFFILIATES TO ANY SUCH PERSON, OR (II) IN RESPECT OF ANY CONTRACTUAL OBLIGATION OWED BY SUCH PERSON TO ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES.

                                  ARTICLE VIII
                                 MISCELLANEOUS

      8.1 Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

      8.2 This Amendment No. 7 shall be governed and construed in accordance with the laws of the State of New York.

      8.3 No modification or waiver of or with respect to any provisions of this Amendment No. 7 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Amendment No. 7, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lender Parties and supersedes all prior agreements and understandings relating to the subject matter hereof

      8.4 The provisions of this Amendment No. 7 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 7 in any jurisdiction.

      8.5 This Amendment No. 7 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment No. 7 by facsimile machine shall be as effective as delivery of a manually executed counterpart of this Amendment No. 7. Notwithstanding any provision of Article V above, the provisions of Article V and this Article IX shall become effective immediately upon the execution hereof.

      8.6 This Amendment No. 7 shall be binding upon and inure to the benefit of each Borrower and its respective successors and to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of any Borrower under this Amendment No. 7 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

      8.7 Time is expressly made of the essence of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed on the date first above written.

                                        MEDIABAY

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        RADIO SPIRITS, INC. By:

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        AUDIO BOOK CLUB, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        ING CAPITAL LLC,
                                        as Administrative Agent and Lender

                                        By: /s/ John Lanier
                                           -------------------------------------
                                        Title: Director


                                        ARK CLO 2000-1, LIMITED,
                                        as Lender

                                        By: PATRIARCH PARTNERS, LLC,
                                        As Collateral manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        ING CAPITAL LLC,
                                        as Administrative Agent and Lender

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        ARK CLO 2000-1, LIMITED

                                        By: Patriarch Partners, LLC
                                            Its Collateral Manager


                                        By: /s/ Lynn Tilton
                                           -------------------------------------
                                        Name: Lynn Tilton
                                        Title: Manager

The undersigned, whether or not consent is required in respect of any of the foregoing, hereby confirm, agree to and accept the terms of this Amendment No. 7 and confirm the truth and accuracy of the representations and warranties relating to any of the undersigned.

                                        MEDIABAY.COM, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        AUDIOBOOKCLUB.COM, INC

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        ABC-COA ACQUISITION CO

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MEDIABAY SERVICES, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        AUDIO BOOK CLUB, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        ABC INVESTMENT CORP.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MEDIABAY PUBLISHING, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        RADIO CLASSICS, INC.

                                        By: /s/ John F. Levy
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                   SCHEDULE 1

      The Borrowers have notified the Lenders and Administrative Agent that they have restated certain of the Company's financial statements that have previously been delivered to Lenders and Administrative Agent to reflect non-cash charges relating to previously disclosed financing transactions which were accounted for erroneously in MediaBay's financial statements for the years ended December 31, 1999, 2000 and 2001 and the first three fiscal quarters of 2002. As set forth in
Section 4.2(b) of this Amendment, each Borrower hereby represents and warrants to the Lenders and Administrative Agent that the matters set forth in this
Schedule 1 do not and will not (i) affect the Borrowers' compliance with, or cause a breach of, any of the covenants set forth in Article 6, Article 7 and
Article 8 of the Credit Agreement for any of the periods covered by the restatement of the financial statements as described above, except for those which have been waived by the Lenders and Administrative Agent in Amendment No.3 to the Credit Agreement or (ii) affect the Borrowers' compliance with the covenants set forth in Article 6, Article 7 and Article 8 of the Credit Agreement in future periods. Each Borrower further represents and warrants to the Lenders and the Administrative Agent that the non-cash charges as set forth in this Schedule I are non-cash financing and non-cash compensation charges which relate solely to the accounting treatment of notes and warrants issued in the previously disclosed financial transactions and do not represent additional cash compensation paid to any officers or directors.